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                                                                   EXHIBIT 10.1

                              AMENDED AND RESTATED

                             MEDCATH HOLDINGS, INC.

                               OUTSIDE DIRECTORS'

                               STOCK OPTION PLAN
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                              AMENDED AND RESTATED
                             MEDCATH HOLDINGS, INC.
                               OUTSIDE DIRECTORS'
                               STOCK OPTION PLAN

         MedCath Holdings, Inc. does hereby establish the MedCath Holdings, Inc. Outside Directors' Stock Option Plan for the benefit of certain members of the Board of the Company subject to the following provisions:

         SECTION 1. PURPOSE. The purpose of the Plan is to secure for the Company and its shareholders the benefits of the incentive inherent in increased common stock ownership by the outside members of the Board who are not officers or employees of the Company or any of its Subsidiaries.

         SECTION 2. DEFINITIONS. For the purpose of this Plan as well as for any Option Agreement, unless the context clearly requires otherwise, the following words shall have the meanings indicated:

                  (a)      "BOARD" means the Board of Directors of the Company.

                  (b) "CODE" means the Internal Revenue Code of 1986, as amended from time to time, or any successor statute, and applicable regulations.

                  (c) "COMMENCEMENT DATE" means the date, on or after the Effective Date, on which a resolution of the Board to authorize the commencement of the operation of the Plan becomes effective.

                  (d) "COMMITTEE" means the Compensation Committee of the Board.

                  (e) "COMMON STOCK" or "SHARE" means the common stock of the Company which may be authorized but unissued, or issued and reacquired.

                  (f) "COMPANY" means MedCath Holdings, Inc., a Delaware corporation.

                  (g)      "DIRECTOR" means a member of the Board.

                  (h) "DIRECTOR STOCKHOLDER'S AGREEMENT" means an agreement between the Company and an Optionee that sets forth the terms and conditions and limitations applicable to any Shares purchased pursuant to Options granted under this Plan.

                  (i) "EFFECTIVE DATE" means the date, following adoption of the Plan by the Company, on which the shareholders of the Company approve and ratify the Plan pursuant to Section 12 hereunder.

                  (j) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.


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                  (k)      "FAIR MARKET VALUE" of a Share means:

                           (i) As of any date the Shares are not listed on a national securities exchange or traded on the Nasdaq National Market, such value of a Share as determined at the relevant time in good faith by the Board on the basis of the value of the Company as a whole divided by the fully diluted equity of the Company; or

                           (ii) As of any other date, the closing sale price at which the Shares are sold regular way on a national securities exchange or the Nasdaq National Market on said date, or, if no sales occur on such date, then on the next preceding date on which there were such sales of the Shares.

                  (l) "OPTION" means a non-qualified stock option described in Treasury Regulation section 1.83-7 to which section 422 of the Code does not apply, which shall be granted by the Company to Optionees pursuant to the terms of this Plan.

                  (m) "OPTION AGREEMENT" means the written instrument executed by the Company and the Optionee that sets forth the terms, conditions and limitations applicable to a grant of Options pursuant to the Plan.

                  (n) "OPTIONEE" means an Outside Director of the Company who has been granted an option pursuant to the terms of this Plan.

                  (o) "OPTION STOCK" means shares of Common Stock issued to an Optionee upon the exercise of an Option granted under the Plan.

                  (p) "OUTSIDE DIRECTOR" means any Director who is not an employee of the Company or any corporation which is a Subsidiary.

                  (q) "PLAN" means the MedCath Holdings, Inc. Outside Directors' Stock Option Plan, as amended from time to time in accordance herewith.

                  (r) "SUBSIDIARY" means any corporation, partnership, limited liability company, association, joint venture or other entity whose accounts are consolidated with the accounts of the Company in the Company's consolidated financial statements.

         SECTION 3.        ADMINISTRATION OF PLAN.

                  (a) The Plan shall be administered by the Committee; provided, however, that the members of the Committee shall qualify to administer the Plan for purposes of Rule 16b-3 (and any other applicable rule) promulgated under Section 16(b) of the Exchange Act to the extent that the Company is subject to such rule. The Committee may adopt its own rules of procedure, and action of a majority of the members of the Committee taken at a meeting, or action taken without a meeting by unanimous written consent, shall constitute action by the Committee. The Committee shall have the power and authority to administer, construe and interpret the Plan, to make rules for carrying it


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         out and to make changes in such rules. Any such interpretations, rules and administration shall be consistent with the basic purposes of the Plan.

                  (b) The Committee may delegate to the Chief Executive Officer and to other senior officers of the Company its duties under the Plan subject to such conditions and limitations as the Committee shall prescribe except that only the Committee may designate and make Option grants to Optionees who are subject to Section 16 of the Exchange Act.

                  (c) The Committee may employ attorneys, consultants, accountants, appraisers, brokers or other persons. The Committee, the Company, and the officers and directors of the Company shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon all Optionees, the Company and all other interested persons. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or Option grants, and all members of the Committee shall be fully protected by the Company with respect to any such action, determination or interpretation.

         SECTION 4. AMOUNT OF STOCK. The stock which may be issued and sold under the Plan will be the Common Stock of the Company, of a total number not exceeding two hundred fifty thousand (250,000) shares, subject to adjustment as provided in Section 7. The stock to be issued may be either authorized and unissued shares or issued shares acquired by the Company or its subsidiaries. In the event that Options granted under the Plan shall terminate or expire without being exercised in whole or in part, new Options may be granted covering the shares not purchased under such lapsed Options.

         SECTION 5. ELIGIBILITY. Each Outside Director shall receive an Option or Options in accordance with Section 6.

         SECTION 6. TERMS AND CONDITIONS OF OPTIONS. On or after the Commencement Date of the Plan, the Committee shall commence to grant Options hereunder. Each Option granted under the Plan shall be evidenced by an Option Agreement in such form as the Committee shall prescribe from time to time in accordance with the Plan and shall comply with and be subject to the following terms and conditions:

                  (a) Each Outside Director who is a Director on the Commencement Date shall, as of the Commencement Date of the Plan, automatically receive an initial Option for two thousand (2,000) shares of Common Stock. Each Outside Director who is first elected or appointed a Director after the Commencement Date shall, as of the date of his first election or appointment as a Director after the Commencement Date, automatically receive an initial Option for three thousand five hundred (3,500) shares of Common Stock.

                  (b) Each year, as of the last day of the fiscal year of the Company, each Outside Director described in (a) who has been re-elected as a Director or who is continuing as a Director as of the adjournment of the immediately preceding Annual Meeting of shareholders of the Company (other than an Annual Meeting at which the


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         Director is first elected or appointed as a Director), shall automatically receive an additional Option for three thousand five hundred (3,500) shares of Common Stock.

                  (c) The Option exercise price shall be the Fair Market Value of the Common Stock shares subject to such Option on the date the Option is granted.

                  (d) Each Option shall not be transferable by the Optionee otherwise than by will or the laws of descent and distribution, and shall be exercisable during his lifetime only by him.

                  (e) Each Option shall expire ten years from the date of the grant of the Option.

                  (f) To exercise an Option the Optionee must deliver written notice of the exercise to the Company specifying the number of whole Shares to be purchased accompanied by payment in full for the Shares being acquired thereunder. Such payment shall be made

                           (i) in United States dollars by registered check or bank draft, or

                           (ii) by tendering to the Company Common Stock shares owned for at least six months by the person exercising the Option and having a Fair Market Value as of the date of exercise equal to the cash exercise price applicable to such Option, or

                           (iii) by a combination of United States dollars and Common Stock shares as aforesaid.

                  (g) Except as provided in the Director Stockholder's Agreement, during the Optionee's lifetime, only the Optionee may exercise an Option or any portion thereof. After the death of the Optionee, any exercisable portion of an Option may, prior to the time when an Option becomes unexercisable pursuant to the terms of the Option Agreement, be exercised by the Optionee's executors, administrators, heirs, or distributees, as the case may be.

                  (h) If any Option is exercised by the executor, administrator, heirs, or distributees of the estate of a deceased Optionee, the Company shall be under no obligation to issue stock thereunder unless and until the Company is satisfied that the person or persons exercising the Option are the duly appointed legal representatives of the deceased Optionee's estate or the proper heirs or distributees thereof.

         SECTION 7. EFFECT OF CERTAIN TRANSACTIONS. The number of Shares reserved for the Plan, the maximum number of Shares an Optionee may purchase pursuant to an outstanding Option, and the determination of the exercise price of an outstanding Option shall be appropriately adjusted by the Committee, whose determination shall be conclusive, to reflect any increase or decrease in the number of issued Shares resulting from a stock split, a consolidation of Shares, the payment of a stock dividend, or any other capital adjustment affecting the number of issued Shares. In the event that the outstanding Shares shall be changed into or exchanged for


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a different number or kind of shares of stock or other securities of the
Company or another corporation, whether through reorganization, recapitalization, merger, consolidation, or otherwise, there shall be substituted for each share of Common Stock reserved for issuance under the Plan, but not yet purchased by Optionees, the number and kind of shares of stock or other securities into which each outstanding Share shall be so changed or for which each such share shall be exchanged.

         SECTION 8. MERGER, CONSOLIDATION, EXCHANGE, ACQUISITION, LIQUIDATION OR DISSOLUTION. In its absolute discretion, and on such terms and conditions as it deems appropriate, coincident with or after the grant of any Option, the Committee may provide that such Option cannot be exercised after
(i) the merger or consolidation of either the Company, MedCath Intermediate Holdings, Inc., or MedCath Incorporated into another corporation, (ii) the exchange of all or substantially all of the assets of either the Company, MedCath Intermediate Holdings, Inc., or MedCath Incorporated for the securities of another corporation, (iii) the acquisition by another corporation of 80% or more of the Company's, MedCath Intermediate Holdings, Inc.'s, or MedCath Incorporated's then outstanding shares of voting stock, or (iv) the recapitalization, reclassification, liquidation or dissolution of the Company, MedCath Intermediate Holdings, Inc., or MedCath Incorporated, (a "Transaction"), and if the Committee so provides that such Option cannot be exercised, it shall, on such terms and conditions as it deems appropriate, also provide, either by the terms of such Option or by a resolution adopted prior to the occurrence of such Transaction, that, for some reasonable period of time prior to such Transaction, such Option shall be exercisable as to all shares subject thereto, notwithstanding anything to the contrary herein (but subject to the provisions of Paragraph 6(e)) and that, upon the occurrence of such Transaction, such Option shall terminate and be of no further force or effect; provided, however, in lieu of so providing that an Option cannot be exercised after a Transaction, the Committee may provide, in its absolute discretion, that the Option shall remain exercisable after a Transaction in accordance with its original terms, except upon exercise of such Option, the holder thereof shall receive the kind and amount of securities and/or other property, or the cash equivalent thereof, receivable as a result of such Transaction by the holder of a number of shares of stock for which such Option could have been exercised immediately prior to such Transaction.

         SECTION 9. AMENDMENT OR DISCONTINUANCE. The Plan may be amended at any time and from time to time by the Board as the Board shall deem advisable including, but not limited to, amendments necessary to qualify for any exemption or to comply with applicable law or regulations; provided, however, that except as provided in Section 7, the Board may not, without further approval by the shareholders of the Company, increase the maximum number of Shares as to which Options may be granted under the Plan, increase the number of Shares subject to an Option, reduce the Option exercise price described in Section 6(c), extend the period during which Options may be granted or exercised under the Plan, or change the class of persons eligible to receive Options under the Plan. No amendment of the Plan shall materially and adversely affect any right of any Optionee with respect to any Option theretofore granted without such Optionee's written consent. Any such action to amend or discontinue the Plan shall be adopted by formal action of the Board and executed by an officer or person authorized to act on behalf of the Company.

         SECTION 10. TERMINATION. Unless otherwise terminated by the Board in accordance with Section 9, this Plan shall terminate upon the tenth anniversary of the date the Plan is initially approved and adopted by the Board of the Company.


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         SECTION 11.       MISCELLANEOUS PROVISIONS.

                  (a) Except as expressly provided for in the Plan, no Outside Director or other person shall have any claim or right to be granted an Option under the Plan. Neither the Plan nor any action taken hereunder shall be construed as giving any Outside Director any right to be retained in the service of the Company.

                  (b) Except as otherwise permitted under the Director Stockholder's Agreement, an Optionee's right and interest under the Plan may not be assigned or transferred in whole or in part either directly or by operation of law or otherwise (except in the event of an Optionee's death, by will or the laws of descent and distribution), including, but not by way of limitation, execution, levy, garnishment, attachment, pledge, bankruptcy, or in any other manner, and no such right or interest of any participant in the Plan shall be subject to any obligation or liability of such participant.

                  (c) No Common Stock shares shall be issued hereunder unless counsel for the Company shall be satisfied that such issuance will be in compliance with applicable federal, state, and other securities laws and regulations.

                  (d) The expenses of the Plan shall be borne by the Company.

                  (e) By accepting any Option or other benefit under the Plan, each Optionee and each person claiming under or through such person shall be conclusively deemed to have indicated his acceptance and ratification of, and consent to, any action taken under the Plan by the Company or the Board.

                  (f) All section references herein refer to sections of this Plan unless specifically noted otherwise.

                  (g) Any notice or other communication provided for herein shall be given in writing by registered or certified mail, return receipt requested, or by facsimile, telecopy, or other means of electronic communication, reasonably calculated in any instance to be received by the receiving party or his or its authorized agent at the receiving party's last-known address. The notice or communication shall be deemed as delivered when it arrives at such address.

         SECTION 12. APPROVAL OF PLAN. The effectiveness of this Plan is subject to its approval and ratification by the shareholders of the Company within one year from the date of adoption hereof by the Board.


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